TRANSAMERICA VALUE VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

Supplement dated May 20, 2022

to the

Updating Summary Prospectus dated May 1, 2022

The following hereby amends, and to the extent inconsistent replaces, a typographical error in the corresponding fees in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT table in the Updating Summary Prospectus.

Annual Fee	Minimum	Maximum
Base Contract[1]	0.20%	0.20%

1As a percentage of average Accumulated Value

This Supplement updates certain information in the above referenced Updating Summary Prospectus. Except as indicated in this Supplement, all other information included in the current Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any Supplement without charge upon request. Please contact our Administrative Office referenced in the Updating Summary Prospectus.

This Supplement must be accompanied or preceded by the current Updating Summary Prospectus.

Please read this Supplement carefully and retain it for future reference.